Exhibit (14)(1)

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated November 17, 2017, relating to the financial statements and financial highlights of Fidelity Asset Manager 60%, a fund of Fidelity Charles Street Trust, appearing in the Annual Report on Form N-CSR of Fidelity Charles Street Trust for the year ended September 30, 2017, and to the references to us under the headings “Additional Information About the Funds”, “Experts”, “Representations and Warranties of the Acquiring Fund”, and “Representations and Warranties of the Acquired Fund” in the Proxy Statement and Prospectus, which is part of the Registration Statement and “Financial Highlights” in the Prospectus dated July 29, 2017, and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated July 29, 2017, which are also incorporated by reference into such Registration Statement.

/s/ Deloitte & Touch LLP
Deloitte & Touche LLP

Boston, Massachusetts

November 29, 2017

Exhibit (14)(1)

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Registration Statement on Form N-14 (the “Registration Statement”) of our report dated July 20, 2017, relating to the consolidated financial statements and consolidated financial highlights of Fidelity Global Strategies Fund, a fund of Fidelity Salem Street Trust, appearing in the Annual Report on Form N-CSR of Fidelity Salem Street Trust for the year ended May 31, 2017, and to the references to us under the headings “Additional Information About the Funds”, “Experts”, “Representations and Warranties of the Acquiring Fund”, and Representations and Warranties of the Acquired Fund” in the Proxy Statement and Prospectus, which is part of the Registration Statement and “Financial Highlights” in the Prospectus dated July 29, 2017, and “Independent Registered Public Accounting Firm” in the Statement of Additional Information dated July 29, 2017, which are also incorporated by reference into such Registration Statement.

/s/ Deloitte & Touch LLP
Deloitte & Touche LLP

Boston, Massachusetts

November 29, 2017